PROSPECTUS SUPPLEMENT

(To Prospectus Supplement dated May 4, 2011 and Prospectus and Statement of Additional Information each dated April 27, 2011)

ABERDEEN CHILE FUND, INC.

(the “Fund”)

The following information supplements the information in the Fund’s Prospectus Supplement dated May 4, 2011 and Prospectus and Statement of Additional Information each dated April 27, 2011. This information is important and relates to the Investment Adviser and the Sub-Adviser of the Fund. You should read it carefully.

In an internal reorganization effective March 1, 2012, Aberdeen Asset Management PLC merged Aberdeen Asset Management Investment Services Limited (“AAMISL”), the Fund’s previous investment adviser, into Aberdeen Asset Managers Limited (“AAML”).  Therefore, effective March 1, 2012, AAML replaced AAMISL as the Investment Adviser to the Fund. There has been no change to the portfolio management team or the level or nature of the services provided to the Fund as a result of the internal reorganization, and the same resources that were available to AAMISL for the management and compliance oversight of the Fund are available to AAML. AAML, a Scottish company, is authorized and regulated in the UK by the Financial Services Authority, and is a U.S. registered investment adviser under the Investment Advisers Act of 1940, as amended. AAML is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAML conducts the business previously conducted by AAMISL as its successor and has all regulatory licenses, authorizations and permissions necessary in order to carry on the business of AAMISL.

Prior to February 4, 2012, Celfin Capital Servicios Financieros S.A. (“Celfin” or the “Sub-Adviser”), a closed corporation organized under the laws of Chile, served as sub-adviser to the Fund. The Sub-Adviser made recommendations to the Investment Adviser as to specific portfolio securities to be purchased, retained, or sold by the Fund and provided or obtained such research and statistical data as was necessary in connection therewith.  Celfin was terminated as the Fund’s sub-adviser because the Investment Adviser currently has the appropriate resources and expertise in the South American region to manage the Fund without the assistance of Celfin as sub-adviser.

All references to Aberdeen Asset Management Investment Services Limited in the Prospectus Supplement, Prospectus and Statement of Additional Information are hereby deleted and replaced with Aberdeen Asset Managers Limited.

The date of this Prospectus Supplement is April 18, 2012.

Please keep this Supplement for future reference.